Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On July 31, 2015, Nortek, Inc. (“Nortek” or the “Company”), through certain of its wholly owned subsidiaries, entered into an agreement and completed the sale of all of the issued and outstanding common stock of TV One Broadcast Sales Corporation, TV One Limited and Magenta Research Ltd., the entities through which Nortek operated its video, audio and multimedia processing operations (the “TV One Business”), to certain entities owned and controlled by a consortium of members of management of the TV One Business. Nortek will have no ongoing involvement or obligations with respect to the TV One Business and no indemnification obligations in connection with the transaction. There was no substantial cash consideration received in connection with the transaction.

The following unaudited pro forma condensed consolidated financial statements include the unaudited pro forma condensed consolidated balance sheet as of June 27, 2015 and the unaudited pro forma condensed consolidated statements of operations for the six months ended June 27, 2015 and the year ended December 31, 2014. The unaudited pro forma condensed consolidated financial statements give pro forma effect, where applicable, to the sale of the TV One Business, as noted above.

The unaudited pro forma condensed consolidated balance sheet as of June 27, 2015 has been prepared by adjusting the actual consolidated balance sheet of the Company as if the sale of the TV One Business had occurred on June 27, 2015.

The unaudited pro forma condensed consolidated statements of operations for the six months ended June 27, 2015 and the year ended December 31, 2014 have been prepared by adjusting the actual results of the Company as if the sale of the TV One Business had occurred on January 1, 2014.

Nortek expects to record a net loss on the sale of the TV One Business of approximately $3.0 million to $4.0 million in the third quarter of 2015. The accompanying unaudited pro forma condensed consolidated balance sheet as of June 27, 2015 includes a pro forma net loss of $3.0 million related to the sale of the TV One Business. No pro forma net loss is included in the unaudited pro forma condensed consolidated statements of operations for the six months ended June 27, 2015 or the year ended December 31, 2014 as the loss is non-recurring. The Company has concluded that the sale of the TV One Business does not meet the criteria to be reported as a discontinued operation.

The unaudited pro forma condensed consolidated financial statements are presented for informational purposes only and are not necessarily indicative of the financial condition or results of operations that would have occurred had the transactions described above taken place on the dates indicated above, nor are they necessarily indicative of the Company’s future results of operations.

NORTEK, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

JUNE 27, 2015

				Nortek Pro Forma
	Nortek Historical	Sale of the TV One Business
	(Amounts in millions)
	Unaudited
ASSETS
Current Assets:
Unrestricted cash and cash equivalents	$26.2	$(2.5)	(a)	$23.7
Restricted cash	0.3	–		0.3
Accounts receivable, net	422.4	(1.4)	(b)	421.0
Inventories	394.4	(2.3)	(c)	392.1
Prepaid expenses and other current assets	41.9	–		41.9
Deferred tax assets	37.5	–		37.5

Total current assets	922.7	(6.2)		916.5

Property and equipment, net	228.1	–		228.1
Goodwill	499.5	–		499.5
Intangible assets, net	630.7	–		630.7
Deferred debt expense	15.1	–		15.1
Other long-term assets	15.2	–		15.2

Total assets	$2,311.3	$(6.2)		$2,305.1

LIABILITIES AND STOCKHOLDERS’ INVESTMENT
Current Liabilities:
Short-term bank obligations	$0.3	$–		$0.3
Current maturities of long-term debt	7.9	–		7.9
Accounts payable	293.2	(1.7)	(d)	291.5
Accrued expenses and taxes	216.7	(1.3)	(e)	215.4

Total current liabilities	518.1	(3.0)		515.1

Deferred income taxes	117.5	(0.2)	(f)	117.3
Other long-term liabilities	177.7	–		177.7
Notes, mortgage notes and obligations payable, less current maturities	1,473.8	–		1,473.8

Stockholders’ Investment:
Preferred stock	–	–		–
Common stock	0.2	–		0.2
Additional paid-in capital	254.5	–		254.5
Accumulated deficit	(133.3)	(3.0)	(g)	(136.3)
Accumulated other comprehensive loss	(39.1)	–		(39.1)
Less: Treasury stock	(58.1)	–		(58.1)

Total stockholders’ investment	24.2	(3.0)		21.2

Total liabilities and stockholders’ investment	$2,311.3	$(6.2)		$2,305.1

See Notes to the Unaudited Pro Forma Condensed Consolidated Balance Sheet

NORTEK, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 27, 2015

	Nortek Historical	Sale of the TV One Business		Nortek Pro Forma
	Six Months Ended June 27, 2015			Six Months Ended June 27, 2015
	(Amounts in millions, except per share data)
	Unaudited
Net sales	$1,276.6	$(7.8)	(a)	$1,268.8
Cost of products sold	911.7	(4.5)	(b)	907.2

Gross profit	364.9	(3.3)		361.6
Selling, general and administrative expense, net	289.4	(6.9)	(c)	282.5
Impairment of long-lived assets and goodwill	1.2	(1.2)	(d)	–
Amortization of intangible assets	31.9	–	(e)	31.9

Operating earnings	42.4	4.8		47.2
Interest expense, net	(52.1)	–		(52.1)
Loss on debt retirement	(14.8)	–		(14.8)

(Loss) earnings before (benefit) provision for income taxes	(24.5)	4.8		(19.7)
(Benefit) provision for income taxes	(8.3)	1.9	(f)	(6.4)

Net (loss) earnings	$(16.2)	$2.9		$(13.3)

Basic loss per share	$(1.02)			$(0.83)

Diluted loss per share	$(1.02)			$(0.83)

Weighted Average Common Shares:
Basic	15.9			15.9
Diluted	15.9			15.9

See Notes to the Unaudited Pro Forma Condensed Consolidated Statement of Operations

NORTEK, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2014

	Nortek Historical	Sale of the TV One Business		Nortek Pro Forma
	Year Ended Dec. 31, 2014			Year Ended Dec. 31, 2014
	(Amounts in millions, except per share data)
	Unaudited
Net sales	$2,546.1	$(20.3)	(a)	$2,525.8
Cost of products sold	1,805.0	(9.8)	(b)	1,795.2

Gross profit	741.1	(10.5)		730.6
Selling, general and administrative expense, net	557.8	(13.8)	(c)	544.0
Impairment of long-lived assets and goodwill	80.4	(19.4)	(d)	61.0
Amortization of intangible assets	60.0	(1.2)	(e)	58.8

Operating earnings	42.9	23.9		66.8
Interest expense, net	(105.6)	–		(105.6)
Loss on debt retirement	(2.3)	–		(2.3)

(Loss) earnings before (benefit) provision for income taxes	(65.0)	23.9		(41.1)
(Benefit) provision for income taxes	(19.4)	5.3	(f)	(14.1)

Net (loss) earnings	$(45.6)	$18.6		$(27.0)

Basic loss per share	$(2.92)			$(1.73)

Diluted loss per share	$(2.92)			$(1.73)

Weighted Average Common Shares:
Basic	15.6			15.6
Diluted	15.6			15.6

See Notes to the Unaudited Pro Forma Condensed Consolidated Statement of Operations

NORTEK, INC. AND SUBSIDIARIES

NOTES TO THE UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED BALANCE SHEET

As of June 27, 2015 Pro Forma Adjustments
(Dollar amounts in millions)

(a) Unrestricted cash and cash equivalents:
Eliminate TV One Business cash	$(2.5)

(b) Accounts receivable, net:
Eliminate TV One Business accounts receivable	$(1.4)

(c) Inventories:
Eliminate TV One Business inventories	$(2.3)

(d) Accounts payable:
Eliminate TV One Business accounts payable	$(1.7)

(e) Accrued expenses and taxes:
Eliminate TV One Business accrued expenses	$(1.3)

(f) Deferred income taxes
Tax impact of the sale of the TV One Business	$(0.2)

(g) Accumulated deficit:
Net loss on sale of the TV One Business	$(3.0)

NORTEK, INC. AND SUBSIDIARIES

NOTES TO THE UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE PERIODS PRESENTED

		For the Six Months Ended June 27, 2015	For the Year Ended Dec. 31, 2014
		(Dollar amounts in millions)

(a)	Net sales
	Eliminate TV One Business net sales	(7.8)	(20.3)

(b)	Cost of products sold:
	Eliminate TV One Business cost of products sold	(4.5)	$(9.8)

(c)	Selling, general and administrative expense, net
	Eliminate TV One Business selling, general and administrative expense, net	(6.9)	(13.8)

(d)	Impairment of long-lived assets and goodwill
	Eliminate TV One Business impairment of long-lived assets and goodwill	(1.2)	(19.4)

(e)	Amortization of intangible assets:
	Eliminate TV One Business amortization of intangible assets	–	$(1.2)

(f)	(Benefit) provision for income taxes:
	Adjustment to (benefit) provision for income taxes	1.9	$5.3